UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 1, 2003

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20838	75-2396863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas		79705-5510
(Address of principal executive offices)		(Zip code)

Registrant’s Telephone Number, including area code: (915) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7 -  Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

99.1	News release dated May 1, 2003 by Clayton Williams Energy, Inc. reporting First Quarter 2003 Financial Results

Item 9 and 12 -                      Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, all of the information furnished in Items 9 and 12 of this report and the accompanying exhibits shall not be deemed to be “filed” for the purposes of Section  18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

On May 1, 2003, the Company issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the quarter ended March 31, 2003.  The information in this paragraph and Exhibit 99.1 is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	May 6, 2003	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief Operating Officer

Date:	May 6, 2003	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial Officer